UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 11, 2020
W. P. Carey Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland		001-13779	45-4549771
(State of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

50 Rockefeller Plaza,
New York,	New York		10020
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (212) 492-1100

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	WPC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 — Submission of Matters to a Vote of Security Holders.

An annual meeting of the stockholders of W. P. Carey Inc. (together with its predecessors, the “Company”) was held on June 11, 2020 (the “Annual Meeting”). Set forth below are the final voting results from the Annual Meeting.

Proposal One

To elect nine Directors for 2020:

Name of Director	For	Against	Abstain	Broker Non-Votes
Mark A. Alexander	101,154,630	1,507,505	366,810	47,635,263
Peter J. Farrell	100,978,634	1,679,053	371,258	47,635,263
Robert J. Flanagan	101,475,169	1,181,769	372,007	47,635,263
Jason E. Fox	102,158,356	510,413	360,176	47,635,263
Axel K.A. Hansing	101,028,011	1,629,213	371,721	47,635,263
Jean Hoysradt	102,391,579	306,653	330,713	47,635,263
Margaret G. Lewis	100,581,205	2,119,558	328,182	47,635,263
Christopher J. Niehaus	100,781,227	1,868,886	378,832	47,635,263
Nick J.M. van Ommen	101,384,461	1,267,700	376,784	47,635,263

For Proposal One, each of the directors received a majority of the votes cast, in person or by proxy, at the Annual Meeting and, as a result, each was elected to serve until the next annual meeting of stockholders.

Proposal Two

	For	Against	Abstain	Broker Non-Votes
A proposal to approve, in an advisory vote, the compensation for the Company’s named executive officers	97,357,715	4,690,920	980,310	47,635,263

Proposal Two was approved, on a non-binding advisory basis, after receiving more than a majority of the votes cast, in person or by proxy, at the Annual Meeting.

Proposal Three

	1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
A proposal to approve, in an advisory vote, the Frequency of Executive Compensation Vote	97,550,837	518,997	4,173,163	785,948	47,635,263

Proposal Three was approved after receiving more than a majority of the votes cast, in person or by proxy, at the Annual Meeting.

Proposal Four

	For	Against	Abstain	Broker Non-Votes
To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2020	144,338,737	5,809,312	516,159	—

Proposal Four was approved after receiving more than a majority of the votes cast, in person or by proxy, at the Annual Meeting.

Item 9.01 — Financial Statements and Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

W. P. Carey Inc.

Date:	June 16, 2020	By:	/s/ Susan C. Hyde
Susan C. Hyde
Chief Administrative Officer and Corporate Secretary